UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
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                                 FORM  8-K

                              CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (D) OF
                   THE SECURITIES AND EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported):  December 15, 2008

                        ROFIN-SINAR TECHNOLOGIES INC.
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            (Exact name of registrant as specified in its charter)



           Delaware               000-21377              38-3306461
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(State of other jurisdiction     (Commission File       (I.R.S. Employer
 of incorporation)                 Number)              Identification No.)


         40984 Concept Drive, Plymouth, MI                 48170
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      (Address of principal executive offices)          (Zip Code)


                              (734) 455-5400
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          (Registrant's telephone number, including area code)

                               Not Applicable
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      (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On December 15, 2008, Rofin-Sinar Technologies Inc. issued a press release entitled "ROFIN-SINAR updates guidance for the first quarter ending December 31, 2008."

The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein be reference. The information contained in
Item 7.01 of this Current Report on Form 8-K, including the exhibit attached hereto, is being "furnished" and not "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               Rofin-Sinar Technologies Inc.
                               ---------------------------------
                                     (Registrant)

   Date:   December 15, 2008       /s/  Gunther Braun
                               ---------------------------------
                                   Gunther Braun
                                   Chief Executive Officer
                                   and President

                           Exhibit Index

Exhibit Number           Description
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 99.1                    Press release dated December 15, 2008.